EXHIBIT 99.1

WestMountain Gold, Inc.

AUDIT
COMMITTEE CHARTER

LAST REVIEWED AND ACCEPTED ON

November 30, 2012
_________________________

WESTMOUNTAIN GOLD, INC.
AUDIT COMMITTEE CHARTER

1.0 PREAMBLE

The Board of Directors (the “Board”) of WestMountain Gold, Inc. (the “Company”) has formed an audit committee (the “Committee”) to promote the financial transparency of the Company and to ensure the integrity of the Company's financial reporting processes and products. This charter is meant to identify the personnel and functions of the Committee. These guidelines contemplate the involvement of the outside counsel and where appropriate, the involvement of the full Board.

2.0 ORGANIZATION AND INDEPENDANCE

      2.1 Independent Committee
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The Board, upon the recommendation of the Nominations and Governance Committee, shall designate the Committee, which shall be composed of at least three directors, each of whom the Board has determined has no material relationship with the Company and each of whom is otherwise “independent,” under the rules of the American Stock Exchange, and the Securities and Exchange Commission (“SEC”), including those issued pursuant to Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

      2.2 Financial Qualifications
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Each member shall be “financially literate” and one member of the Committee shall have “accounting or related financial management expertise” as such qualifications are interpreted by the Board its business judgment. See Schedule A for an outline of current guidelines.

      2.3 Requirements of the SEC
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No director may serve as a member of the Committee if such director serves on the Audit Committees of more than two other SEC reporting companies, unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the  Committee and discloses this determination in the Company’s annual proxy statement.  No member of the Committee may be an affiliated person of the Company or receive any compensation from the Company other than (i) director’s fees, which  may be received in cash, stock options or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

2.4 Requirements of the American Stock Exchange
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It is the intention of the Board that the Committee shall satisfy the requirements and standards set forth in the rules of the American Stock Exchange applicable to audit committees.

3.0 THE COMMITTEE'S PURPOSES

      The Committee shall provide assistance to the Board in fulfilling its responsibility to the Company and its stockholders relating to its oversight of management and its independent auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the Company, including the Company's compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the Company's internal audit function and independent auditors, and the preparation of the report required by the rules of the SEC to be included in the Company's annual proxy statement.

      The function of the Committee is that of oversight.  The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements.  Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors are responsible for planning and carrying out a proper audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Company and are not, and do not represent themselves to be, accountants or independent auditors by profession or experts in the field of accounting or auditing including in respect of auditor independence.  As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

      The Board and the Committee have the ultimate authority and responsibility to select, oversee, evaluate, and, where appropriate, to replace the independent auditor.

      The independent auditors are ultimately accountable to the Board and the Committee, as the representatives of the stockholders.

4.0 THE COMMITTEE'S RESPONSIBILITIES

      In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

      4.1 Appointment of the Independent Auditors
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To the extent required by applicable law or regulation: (i) the Committee will be directly responsible for the appointment, compensation and oversight of the independent auditors (including the resolution of any disagreements between management and the independent auditors regarding financial reporting), (ii) the independent auditors shall report directly to the Committee, (iii) the Committee shall approve in advance all auditing services (including comfort letters and statutory audits) performed by the independent auditors, (iv) the Committee shall approve in advance all non-audit services performed by the independent auditors, and (v) all non-audit services to be performed by the independent auditors shall be disclosed.

The independent auditor's engagement letter should define the nature and scope of audit engagement and provide a contract for professional services of the auditing firm.

The Committee may delegate to one or more members of the Committee who are independent directors the authority to grant pre-approvals required by this subsection, and the decisions of the member to whom this authority is delegated shall be presented to the Committee at the next scheduled meeting of the Committee. The independent auditors may not perform for the Company any services that are prohibited by law or regulation. The foregoing requirements do not preclude the Committee from obtaining the input of management, but these responsibilities may not be delegated to management. The Board and management may communicate with the independent auditors at any time they deem it appropriate.

      4.2 Annual Statement from the Independent Auditors
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The Committee is responsible for obtaining from the independent auditors at least annually, a formal written statement delineating all relationships between the independent auditors and the Company (it being understood that the independent auditors are responsible for the accuracy and completeness of this statement). The Committee shall be responsible for conferring with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors and for recommending to the Board such appropriate action as may be necessary to satisfy itself as to the qualifications, performance and independence of the independent auditors.

To the extent required by law or regulation, the annual statement also shall describe: (i) the firm's internal quality control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (iii) any steps taken to deal with any such issues.

The independent auditors shall also submit to the Company annually a formal written statement of the aggregate fees billed for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company’s annual financial statements for the most recent fiscal year, the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year and services provided in connection with statutory and regulatory filings or engagements for that fiscal year; (ii) services for the most recent fiscal year reasonably related to the performance of the audit or review of the financial statements, other than those stated under category (i) above (separately identifying the nature of the services comprising these fees); (iii) professional services for tax compliance, tax advice, and tax planning (separately identifying the nature of the services comprising these fees); and (iv) all other products and services provided by the independent auditors for the most recent fiscal year, in the aggregate and by each service.

The Committee will comply with all relevant laws and regulations relative to (i) rotation of the lead audit partner and the reviewing partner, discuss with management the timing and process for implementing the rotation and (ii) the performance of services by an independent audit firm when a former employee of that firm currently serves as chief executive officer, chief financial officer, chief accounting officer or equivalent officer of the Company.

4.3 Risk Assessment and Accounting Controls
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The Committee will review with the independent auditors, the Company's internal auditor, and appropriate financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and guidelines and policies to govern the process by which risk assessment and risk management is undertaken, and will elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

The Committee will establish, implement and conduct an annual review of the procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      4.4 The Annual Audit
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The Committee will meet with the independent auditors and financial management of the Company to review the scope of the proposed audit plans for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

The Committee will regularly review with the independent auditors any audit problems or difficulties the independent auditors encountered in the course of the audit work, including any restrictions on their activities or on access to requested information, and any significant disagreements with management, including the management's response.

In that regard, no officer or director of the Company, or any other person acting under the direction thereof, shall violate any law or regulation that prohibits fraudulently influencing, coercing, manipulating, or misleading any independent auditor engaged in the performance of an audit of the financial statements of the Company for the purpose of rendering such financial statements materially misleading.

      In connection with the annual audit, the Committee shall also:

●	Review corporate accounting policies and practices regarding:

●	Revenue recognition;

●	Reserving;

●	Asset capitalization;

●	Extraordinary charges or write-offs; and

●
Affirm that accounting policies are consistent with industry practices, that correct requirements are reflected in accounting policies and the accounting policies are consistent with a fair presentation of the financial statement in conformity with generally accepted accounting principles.

The Committee shall be responsible for providing the Board with a recommendation as to the inclusion of the Company’s financial statements in the Form 10-K.

      4.5 Hiring Policies
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The Committee will set clear hiring policies for employees or former employees of the independent auditors.

      4.6 The Internal Audit Function
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The Company may maintain an internal audit function. The Committee will review any internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. The Committee will receive as necessary notification of material adverse findings from internal audits and a progress report on the proposed internal audit plan, as appropriate, with explanations for changes from the original plan.

4.7 Earnings Releases
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The Committee will discuss earnings press releases, as well as financial information and earnings guidance provided however, that these discussions may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

      4.8 Review of Financial Statements
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The Committee will discuss with management and the independent auditors the annual audited financial statements and the quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and all matters relevant thereto that are required to be discussed under any applicable law or regulation or that the Committee otherwise considers it desirable to discuss. In addition the independent auditors must timely report to the Committee on all matters that are required to be reported under any applicable law or regulation or that the independent auditors otherwise consider it desirable to report.

              Each report that contains financial statements (including annual and quarterly reports), and that is required to be prepared in accordance with (or reconciled to) generally accepted accounting principles and filed with the SEC, shall reflect or disclose all information required to be reflected or disclosed under any applicable law or regulation, and in a manner in accordance with such law or regulation.

      4.9 Separate Meetings
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      Periodically, the Committee shall meet separately with management, the internal auditor, and the independent auditors. Among the items to be discussed in these meetings are the independent auditors evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors receive during the course of the audit.

      4.10 Quarterly Review
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Prior to the filing of the Form 10-Q and prior to the public announcement of the Company's quarterly results, the independent auditor will discuss with the Committee, or at least its chairman, and a representative of financial management, in person, or by telephone conference call, the matters regarding the Review (as defined below), including significant adjustments, significant new accounting policies, and disagreements with management.

The Committee will take steps to assure that prior to filing interim financial statements included in quarterly reports on Form 10-Q, that the interim financial statements have been reviewed by an independent public accountant using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards, as may be modified or supplemented by the SEC (the “Review”). If, in any filing, the Company states that interim financial statements have been reviewed by an independent public accountant, a report of the accountant on the review must be filed with the interim financial statements. Interim financial statements shall include a balance sheet as of the end of the issuer's most recent fiscal quarter and income statements and statements of cash flows for the interim period up to the date of such balance sheet and the comparable period of the preceding fiscal year.

4.11 Proxy Report
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The Committee shall prepare a report in connection with the Company's annual proxy statement providing all of the information required by Item 306 of Regulation S-K (17 CFR 229.306), specifically, stating that;

(a) The Committee has reviewed and discussed the audited financial statements with management;

(b) The Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

 (c) The Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence
Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

(d) Based on the review and discussions referred to in paragraphs(a) through (c) of this Item, the Committee recommends to the Board  that the audited financial statements be included in the Company's Annual Report on Form 10-K.

In connection with the Committee's statement in the annual proxy statement, the following information shall also be supplied:

              (a) the name of each member of the Company's Committee; and

(b) a copy of the written charter, as an appendix to the proxy statement, unless a copy has been included as an appendix to the proxy statement within the registrant's past three fiscal years or on the Company’s website.

In addition to the foregoing, the annual proxy statement shall disclose whether or not the members of the Committee are independent, and if any member of the Committee is not independent (pursuant to Section II, above) the reason for the Board's determination to include such non-independent Committee member.

      4.12 Succession Planning
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The Committee will review accounting and financial staffing and succession planning within the Company as necessary.

      4.13 Reporting to the Board
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The Committee will review the matters discussed at each Committee meeting with the Board.
The Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

      4.14 Regulatory Actions or Investigations
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The Committee will investigate any matter brought to its attention within the scope of its duties to the extent and in such manner as it considers appropriate (including confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters). The Committee will discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies. The Company will follow all provisions of law or regulation that prohibit discipline of or discrimination against employees who report what they reasonably believe to be violations of any law, rule or regulation applicable to the
Company.

      4.15 Code of Conduct & Ethics Policy Compliance
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The Committee will review compliance with the Company's Code of Conduct & Ethics Policy (the “Ethics Policy”) annually. To the extent required by applicable laws or regulations:

●
The Ethics Policy will continue to be applicable to senior financial officers of the Company, including its principal financial officer, and its controller or principal accounting officer, and to persons performing similar functions;

●
The Company immediately shall disclose, by means of the filing of an applicable SEC reporting form, dissemination by the Internet or by other electronic means, any waiver of or change in the Ethics Policy for such senior financial officers;

●
The Company's Ethics Policy shall continue to include such standards as are reasonably necessary to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in the periodic reports required to be filed by the Company; and (3) compliance with applicable governmental laws and regulations.

      4.16 Legal Compliance
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The Committee will review compliance with the Company's legal compliance policy annually. The Committee will discuss with the Company's legal counsel legal matters that may have a material impact on the Company's financial statements or compliance policies.

      4.17 Review of the Committee Charter
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The Committee will review this charter annually and include it in the Company's proxy statement as required by applicable law or regulation.

      4.18 Outside Advisors
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The Committee may obtain advice and assistance from outside legal, accounting or other advisors as it deems appropriate. It may retain these advisors without seeking Board approval. The Company will provide appropriate funding, as determined by the Committee, for payment of the compensation of the independent auditors and to any advisors engaged by the Committee.

5.0 INTERNAL AUDITORS

      5.1 Audit Staff Qualifications.
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      The Committee shall:

●	Review background of internal auditing directors and employees and confer with the independent auditor regarding competence of internal audit staff.

●	Ascertain internal audit staff's participation in programs of the Institute of Internal Auditors or other professional societies.

      5.2 Audit Function
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      The Committee shall also:

●	Review internal audit charter or plan.

●	Review internal audit reporting responsibilities.

      5.3 Internal Audit Review
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●	Review internal audit staff work to ensure proper planning, supervision and review.

●	Review reports regarding compliance audits, operational audits and financial audits.

●	Review reports on internal accounting and administrative controls, to determine objectivity of recommendations.

●	Ascertain implementation of prior years' audit recommendations.

●	Ascertain any management disagreements with internal auditors.

●	Review audit staff relationship and interaction with other departments and independent auditors.

6.0 REPORTING

The Committee will prepare and, through its Chair, submit periodic reports of the Committee's work and findings to the Board, which will contain recommendations for Board actions when appropriate. Specifically, the report should include:

●	A chronological review of Committee's activities, particularly auditing and accounting cycle activities;

●
A summary of the Committee's recommendations, particularly with respect to the selection of the independent auditors and the review of the independent auditor's report; and attach critical audit reports and management letters.

7.0 ANNUAL PERFORMANCE REVIEW

The Committee shall develop and conduct, at least annually, an assessment of the Committee's performance on a continuing basis, individually and collectively.

In fulfilling his or her responsibility, each member of the Committee is entitled to rely in good faith upon the Company’s records and upon information, opinions, reports or statements presented by any of the Company’s officers or employees, or by any other person as to matters the member reasonably believes are within such other persons professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.  Each member of the Committee also may rely in good faith upon actions taken by other committees of the Board as committed to such committees under the resolutions and other directives of the Board.

Most recently presented and reviewed by full Board of Directors on November 30, 2012.
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Confirmed by Audit Committee Members

                                                       __________________________

(Chairman Audit Committee)

                                                       __________________________

                                                       __________________________

SCHEDULE A
GUIDELINES ON FINANCIAL LITERACY
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The audit committee shall be comprised of a minimum of three directors, each of whom is financially literate or becomes financially literate within a reasonable period of time after his or her appointment to the audit committee, and at least one member of the audit committee shall have accounting or related financial management experience, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Notwithstanding the above, the members of the Committee shall have financial literacy, as signified by the ability to read and understand financial statements, including a Company's balance sheet, income statement, and cash flow statement.